Exhibit 10.02

The Bank of Tokyo-Mitsubishi UFJ, Ltd. New York Branch 1251 Avenue of the Americas New York, NY 10020-1104 Tel. 212-782-4000
NuStar Logistics L.P.
NuStar Energy L.P.
Attention: Thomas R. Shoaf, Executive Vice President and Chief Financial Officer

RE: Maturity Date Extension
Reference is made to that certain Letter of Credit Agreement, dated as of September 3, 2014 (the “Original Agreement”) and that certain Amendment No.1 to Letter of Credit Agreement and Subsidiary Guaranty Agreement dated as of November 3, 2014, and by that certain Maturity Date Extension Letter Amendment dated on or about August 18, 2015 (the “Amendment”)(as further amended, restated, supplemented or otherwise modified from time to time, the “Agreement”) by and among NuStar Logistics, L.P. and NuStar Energy L.P., both Delaware limited partnerships (together the “NuStar Parties”), the lenders from time to time a party thereto (the “Lenders”), and The Bank of Tokyo Mitsubishi UFJ, Ltd., as Issuing Bank and Administrative Agent (the “Agent”). Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Agreement.
Whereas the Amendment was entered into as of November 3, 2014 and the Agreement was intended to expire as of September 2, 2016, and whereas the Lenders, the NuStar Parties and the Agent mutually wish to extend the expiry of the Agreement until September 2, 2017, now therefore, for good and reasonable consideration, the sufficiency of which is hereby acknowledged, the term “Maturity Date” as set forth in the Agreement is hereby amended to read “September 2, 2017” and Schedule 3.12 to the Agreement is hereby deleted in its entirety and replaced with Schedule 3.12 attached hereto.
No other provision of the Agreement is amended by this letter. The NuStar Parties hereby confirm that the Agreement remains in full force and effect as amended hereby, and that all obligations of such NuStar parties set forth therein are ratified and reconfirmed. The execution, delivery and effectiveness of this letter shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Agreement or any of the Loan Documents, nor constitute a waiver of any provision of the Agreement or any of the Loan Documents.
Regards,
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Anastasiya Haurylenia
Name:	Anastasiya Haurylenia
Title:	Vice President, Portfolio Management

SCHEDULE 3.12
Subsidiaries

Subsidiary	Jurisdiction of Organization	Restricted/ Unrestricted/Material	Ownership Percentage
Bicen Development Corporation N.V.	Netherlands	Restricted	100%
Cooperatie NuStar Holdings U.A.	Netherlands	Restricted	100%
Diamond K Limited	Bermuda	Restricted	100%
LegacyStar Services, LLC	Delaware	Restricted	100%
NS Security Services, LLC	Delaware	Restricted	100%
NuStar Asphalt Chickasaw, LLC	Texas	Restricted	100%
NuStar Asphalt Holdings, Inc.	Delaware	Restricted	100%
NuStar Asphalt Holdings, LLC	Delaware	Restricted	100%
NuStar Burgos, LLC	Delaware	Restricted	100%
NuStar Caribe Terminals, Inc.	Delaware	Restricted	100%
NuStar Eastham Limited	England	Restricted	100%
NuStar Energy Services, Inc.	Delaware	Restricted	100%
NuStar Finance LLC	Delaware	Restricted	100%
NuStar GP, Inc.	Delaware	Restricted	100%
NuStar Grangemouth Limited	England	Restricted	100%
NuStar Holdings B.V.	Netherlands	Restricted	100%
NuStar Internacional, S de R.L. de C.V.	Mexico	Restricted	100%
NuStar Logistics, L.P.	Delaware	Restricted – Material	100%
NuStar Pipeline Company, LLC	Delaware	Restricted	100%
NuStar Pipeline Holding Company, LLC	Delaware	Restricted	100%
NuStar Pipeline Operating Partnership L.P.	Delaware	Restricted – Material	100%
NuStar Pipeline Partners L.P.	Delaware	Restricted	100%
NuStar Refining, LLC	Delaware	Restricted	100%
NuStar Services Company LLC	Delaware	Restricted	100%
NuStar Supply & Trading LLC	Delaware	Restricted	100%
NuStar Terminals Antilles N.V.	Curacao	Restricted	100%
NuStar Terminals B.V.	Netherlands	Restricted	100%
NuStar Terminals Canada Co.	Canada	Restricted	100%
NuStar Terminals Canada Holdings Co.	Canada	Restricted	100%
NuStar Terminals Canada Partnership	Canada	Restricted	100%
NuStar Terminals Corporation N.V.	Curacao	Restricted	100%
NuStar Terminals Delaware, Inc.	Delaware	Restricted	100%

Subsidiary	Jurisdiction of Organization	Restricted/ Unrestricted/Material	Ownership Percentage
NuStar Terminals International N.V.	Curacao	Restricted	100%
NuStar Terminals Limited	England	Restricted	100%
NuStar Terminals Marine Services N.V.	Netherlands	Restricted	100%
NuStar Terminals New Jersey, Inc.	Delaware	Restricted	100%
NuStar Terminals N.V.	Netherlands	Restricted	100%
NuStar Terminals Operations Partnership L.P.	Delaware	Restricted – Material	100%
NuStar Terminals Partners TX L.P.	Delaware	Restricted	100%
NuStar Terminals Services, Inc.	Delaware	Restricted	100%
NuStar Terminals Texas, Inc.	Delaware	Restricted	100%
NuStar Texas Holdings, Inc.	Delaware	Restricted	100%
Petroburgos, S. de R.L. de C.V.	Mexico	Restricted	100%
Point Tupper Marine Services Co.	Canada	Restricted	100%
Saba Company N.V.	Netherlands	Restricted	100%
Seven Seas Steamship Company (Sint Eustatius) N.V.	Netherlands	Restricted	100%
Shore Terminals LLC	Delaware	Restricted	100%
ST Linden Terminal, LLC	Delaware	Restricted	100%
Star Creek Ranch, LLC	Delaware	Restricted	100%

Acknowledged and Agreed:
NUSTAR LOGISTICS, L.P.

By:    NuStar GP, Inc., its General Partner

By:	/s/ Thomas R. Shoaf
Name:	Thomas R. Shoaf
Title:	Executive Vice President and Chief Financial Officer

NUSTAR ENERGY L.P.

By:    Riverwalk Logistics, L.P., its General
Partner

By: NuStar GP, LLC, its General Partner

By:	/s/ Thomas R. Shoaf
Name:	Thomas R. Shoaf
Title:	Executive Vice President and Chief Financial Officer

GUARANTORS

NUSTAR PIPELINE OPERATING PARTNERSHIP L.P.

By:	NuStar Pipeline Company, LLC, its General Partner

By:	/s/ Thomas R. Shoaf
Name:	Thomas R. Shoaf
Title:	Executive Vice President and Chief Financial Officer

SUMITOMO MITSUI BANKING
CORPORATION, as Lender

By:	/s/ Katsuyuki Kubo
Name:	Katsuyuki Kubo
Title:	Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Issuing Bank and a Lender

By:	/s/ Anastasiya Haurylenia
Name:	Anastasiya Haurylenia
Title:	Vice President, Portfolio Management

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Administrative Agent

By:	/s/ Lawrence Blat
Name:	Lawrence Blat
Title:	Vice President Syndications